NUVEEN NWQ SMALL-CAP VALUE FUND

SUPPLEMENT DATED JANUARY 25, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

Effective February 1, 2016, Andrew C. Hwang will be added as a portfolio manager of the fund. Mr. Hwang is Managing Director and Equity Analyst at NWQ Investment Management Company, LLC. Phyllis Thomas will continue to serve as a portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCVS-0116P